United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2026
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01    Regulation FD Disclosure

On September 1, 2026, Louisiana-Pacific Corporation (“LP”) issued a press release announcing that it will indefinitely curtail OSB production at its Jasper facility in Jasper, TX. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. LP expects to incur approximately $4 million to $6 million of severance and other one-time costs related to the curtailment in 2026. This amount is an estimate and is subject to change as LP implements the curtailment.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements concerning LP's future results and performance within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of, and information currently available to our management. The assumptions underlying these forward-looking statements are themselves forward-looking statements. Forward-looking statements can be identified by words such as “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “assume,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future,” as well as similar expressions, or the negative or other variations thereof. Forward-looking statements include other statements regarding matters that are not historical facts, including statements regarding the anticipated mill closure and related matters. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond LP’s control, including the risks and uncertainties disclosed in LP’s reports filed from time to time with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, available at www.sec.gov. Except as required by law, LP does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect new information, subsequent events, or circumstances arising after the date hereof.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by LP on September 1, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Leslie E. Davis
Leslie E. Davis
Vice President, Controller and Chief Accounting Officer
Date: September 1, 2026